© 2026 Fannie Mae February 11, 2026 FOURTH QUARTER 2025 FINANCIAL SUPPLEMENT EXHIBIT 99.3

TABLE OF CONTENTS Page Consolidated Results Selected Financial Data 1 Consolidated Statements of Income 2 Consolidated Balance Sheets 3 Average Balances of Assets & Liabilities and Annualized Yields 4 Credit-Related Information 5 Regulatory Capital 6 Business Segment Results Single-Family 7 Multifamily 11 © 2026 Fannie Mae Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). This presentation should be reviewed together with the 2025 Form 10-K, which is available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of December 31, 2025 or for the full year 2025. Data for prior years is as of December 31 or for the full year indicated.

FANNIE MAE
SELECTED FINANCIAL DATA
($ in millions, except ratio data)

	QUARTERLY DATA						
						Q4 2025 Variance vs.	
SELECTED INCOME STATEMENT DATA	**Q4 2025**	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2025**	**Q4 2024**
Net interest income	$7,268	$7,184	$7,155	$7,001	$7,182	$84	$86
Fee and other income	63	123	86	84	115	(60)	(52)
Net revenues	**7,331**	**7,307**	**7,241**	**7,085**	**7,297**	**24**	**34**
Fair value gains (losses), net	(257)	13	211	123	842	(270)	(1,099)
Investment gains (losses), net[(a)]	5	120	(19)	(1)	(29)	(115)	34
Other gains (losses), net	**(252)**	**133**	**192**	**122**	**813**	**(385)**	**(1,065)**
(Provision) benefit for credit losses	(298)	(338)	(946)	(24)	(321)	40	23
Non-interest expense[(a)(b)]	(2,371)	(2,267)	(2,333)	(2,599)	(2,610)	(104)	239
Income before federal income taxes	**4,410**	**4,835**	**4,154**	**4,584**	**5,179**	**(425)**	**(769)**
Provision for federal income taxes	(883)	(976)	(837)	(923)	(1,049)	93	166
Net income	**$3,527**	**$3,859**	**$3,317**	**$3,661**	**$4,130**	**$(332)**	**$(603)**
Total comprehensive income	**$3,527**	**$3,849**	**$3,324**	**$3,655**	**$4,127**	**$(322)**	**$(600)**
SELECTED BALANCE SHEET DATA (period-end)							
Cash	$11,452	$12,155	$12,304	$13,401	$13,477	$(703)	$(2,025)
Securities purchased under agreements to resell	45,650	61,525	63,878	71,495	56,250	(15,875)	(10,600)
Investments in securities, at fair value	69,889	71,656	77,430	79,347	79,197	(1,767)	(9,308)
Mortgage loans held for investment and held for sale	4,127,677	4,131,636	4,128,378	4,134,708	4,145,713	(3,959)	(18,036)
Allowance for loan losses	(8,364)	(8,246)	(8,247)	(7,532)	(7,707)	(118)	(657)
Total assets	**$4,317,538**	**$4,335,856**	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$(18,318)**	**$(32,193)**
Debt of Fannie Mae	127,289	126,390	128,316	136,818	139,422	899	(12,133)
Debt of Consolidated Trusts	4,053,140	4,076,945	4,082,196	4,091,840	4,088,675	(23,805)	(35,535)
Total liabilities	**$4,208,526**	**$4,230,371**	**$4,236,591**	**$4,255,397**	**$4,255,074**	**$(21,845)**	**$(46,548)**
Total Fannie Mae stockholders' equity	**$109,012**	**$105,485**	**$101,636**	**$98,312**	**$94,657**	**$3,527**	**$14,355**
OTHER METRICS							
Net worth	$109,012	$105,485	$101,636	$98,312	$94,657	$3,527	$14,355
Net worth ratio[(c)]	2.5 %	2.4 %	2.3 %	2.3 %	2.2 %		
Administrative expense ratio[(d)]	12.56 %	11.21 %	11.70 %	14.00 %	12.98 %		
Effective income tax rate	20.0 %	20.2 %	20.1 %	20.1 %	20.3 %		

(a) Beginning in the fourth quarter of 2025, we changed the presentation of debt extinguishment gains and losses from "Other income (expense), net" (included in "Non-interest expense") to "Investment gains (losses), net." Prior periods have been recast to conform with the current period presentation.

(b) Consists of salaries and employee benefits, professional services, technology and occupancy expense, legislative assessments, credit enhancement expense and other income (expense), net.

(c) Net worth ratio is calculated based on net worth divided by total assets outstanding at the end of the period.

(d) Administrative expense ratio is calculated as administrative expenses divided by net revenues during the period. Administrative expense consists of salaries and employee benefits and professional services, technology and occupancy expense.

© 2026 Fannie Mae

1

FANNIE MAE
CONSOLIDATED STATEMENTS OF INCOME
($ and shares in millions, except per share data)

	QUARTERLY DATA						
						Q4 2025 Variance vs.	
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2025	Q4 2024
Interest income:							
Mortgage loans	$38,713	$38,344	$37,693	$37,399	$36,929	$369	$1,784
Securities purchased under agreements to resell	714	$844	$924	$872	857	(130)	(143)
Investments in securities and other[a]	787	$789	$794	$745	695	(2)	92
Total interest income	**40,214**	**39,977**	**39,411**	**39,016**	**38,481**	**237**	**1,733**
Interest expense:							
Short-term debt	(223)	(154)	(103)	(105)	(133)	(69)	(90)
Long-term debt	(32,723)	(32,639)	(32,153)	(31,910)	(31,166)	(84)	(1,557)
Total interest expense	**(32,946)**	**(32,793)**	**(32,256)**	**(32,015)**	**(31,299)**	**(153)**	**(1,647)**
Net interest income	**7,268**	**7,184**	**7,155**	**7,001**	**7,182**	**84**	**86**
Non-interest income:							
Fair value gains (losses), net	(257)	13	211	123	842	(270)	(1,099)
Fee and other income	63	123	86	84	115	(60)	(52)
Investment gains (losses), net[b]	5	120	(19)	(1)	(29)	(115)	34
Non-interest income	**(189)**	**256**	**278**	**206**	**928**	**(445)**	**(1,117)**
(Provision) benefit for credit losses	(298)	(338)	(946)	(24)	(321)	40	23
Non-interest expense:							
Salaries and employee benefits	(516)	(475)	(492)	(611)	(497)	(41)	(19)
Professional services, technology, and occupancy	(405)	(344)	(355)	(381)	(450)	(61)	45
Legislative assessments	(936)	(943)	(939)	(931)	(949)	7	13
Credit enhancement expense	(368)	(409)	(400)	(479)	(406)	41	38
Other income (expense), net[b]	(146)	(96)	(147)	(197)	(308)	(50)	162
Non-interest expense	**(2,371)**	**(2,267)**	**(2,333)**	**(2,599)**	**(2,610)**	**(104)**	**239**
Income before federal income taxes	4,410	4,835	4,154	4,584	5,179	(425)	(769)
Provision for federal income taxes	(883)	(976)	(837)	(923)	(1,049)	93	166
Net income	**3,527**	**3,859**	**3,317**	**3,661**	**4,130**	**(332)**	**(603)**
Other comprehensive income (loss)	0	(10)	7	(6)	(3)	10	3
Total comprehensive income	**$3,527**	**$3,849**	**$3,324**	**$3,655**	**$4,127**	**$(322)**	**$(600)**
Net income	3,527	3,859	3,317	3,661	4,130	(332)	(603)
Dividends distributed or amounts attributable to senior preferred stock	(3,527)	(3,849)	(3,324)	(3,655)	(4,127)	322	600
Net income (loss) attributable to common stockholders	**$0**	**$10**	**$(7)**	**$6**	**$3**	**$(10)**	**$(3)**
EARNINGS PER SHARE DATA							
Net income:							
Basic	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Diluted	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Average shares:							
Basic	5,867	5,867	5,867	5,867	5,867	0	0
Diluted	5,893	5,893	5,867	5,893	5,893	0	0

See Notes to Consolidated Financial Statements in the 2025 Form 10-K

(a) Includes interest income from cash.

(b) Beginning in the fourth quarter of 2025, we changed the presentation of debt extinguishment gains and losses from "Other income (expense), net" to "Investment gains (losses), net." Prior periods have been recast to conform with the current period presentation.

© 2026 Fannie Mae

2

FANNIE MAE
CONSOLIDATED BALANCE SHEETS
($ in millions)

	QUARTERLY DATA						
						Q4 2025 Variance vs.	
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2025	Q4 2024
ASSETS							
Cash	$11,452	$12,155	$12,304	$13,401	$13,477	$(703)	$(2,025)
Restricted cash	31,131	27,220	26,123	24,670	25,059	3,911	6,072
Securities purchased under agreements to resell	45,650	61,525	63,878	71,495	56,250	(15,875)	(10,600)
Investments in securities, at fair value	69,889	71,656	77,430	79,347	79,197	(1,767)	(9,308)
Mortgage loans:							
Loans held for sale, at lower of cost or fair value	209	808	393	775	373	(599)	(164)
Loans held for investment, at amortized cost							
Of Fannie Mae	57,970	53,765	51,905	47,425	50,053	4,205	7,917
Of consolidated trusts	4,069,498	4,077,063	4,076,080	4,086,508	4,095,287	(7,565)	(25,789)
Total loans held for investment	**4,127,468**	**4,130,828**	**4,127,985**	**4,133,933**	**4,145,340**	**(3,360)**	**(17,872)**
Allowance for loan losses	(8,364)	(8,246)	(8,247)	(7,532)	(7,707)	(118)	(657)
Total loans held for investment, net of allowance	**4,119,104**	**4,122,582**	**4,119,738**	**4,126,401**	**4,137,633**	**(3,478)**	**(18,529)**
Total mortgage loans	**4,119,313**	**4,123,390**	**4,120,131**	**4,127,176**	**4,138,006**	**(4,077)**	**(18,693)**
Advances to lenders	3,595	3,227	2,211	1,848	1,825	368	1,770
Deferred tax assets, net	9,828	10,000	10,127	10,453	10,545	(172)	(717)
Accrued interest receivable	11,689	11,901	11,678	11,592	11,364	(212)	325
Other assets	14,991	14,782	14,345	13,727	14,008	209	983
Total assets	**$4,317,538**	**$4,335,856**	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$(18,318)**	**$(32,193)**
LIABILITIES							
Accrued interest payable	$12,035	$12,080	$11,841	$11,902	$11,585	$(45)	$450
Debt							
Of Fannie Mae	127,289	126,390	128,316	136,818	139,422	899	(12,133)
Of consolidated trusts	4,053,140	4,076,945	4,082,196	4,091,840	4,088,675	(23,805)	(35,535)
Other liabilities	16,062	14,956	14,238	14,837	15,392	1,106	670
Total liabilities	**$4,208,526**	**$4,230,371**	**$4,236,591**	**$4,255,397**	**$4,255,074**	**$(21,845)**	**$(46,548)**
FANNIE MAE STOCKHOLDERS' EQUITY							
Senior preferred stock	120,836	120,836	120,836	120,836	120,836	0	0
Preferred stock, 700,000,000 shares are authorized—555,374,922 shares issued and outstanding	19,130	19,130	19,130	19,130	19,130	0	0
Common stock, no par value, no maximum authorization—1,308,762,703 shares issued and 1,158,087,567 shares outstanding	687	687	687	687	687	0	0
Accumulated deficit	(24,261)	(27,788)	(31,647)	(34,964)	(38,625)	3,527	14,364
Accumulated other comprehensive income	20	20	30	23	29	0	(9)
Treasury stock, at cost, 150,675,136 shares	(7,400)	(7,400)	(7,400)	(7,400)	(7,400)	0	0
Total stockholders' equity	**109,012**	**105,485**	**101,636**	**98,312**	**94,657**	**3,527**	**14,355**
Total liabilities & stockholders' equity	**$4,317,538**	**$4,335,856**	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$(18,318)**	**$(32,193)**

See Notes to Consolidated Financial Statements in the 2025 Form 10-K

© 2026 Fannie Mae

3

Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 $11,428 $11,618 $11,630 $11,625 $11,594 $113 $129 $128 $125 $136 68,993 75,484 83,310 79,218 70,540 714 844 924 872 857 73,142 76,745 81,558 81,509 72,239 620 614 617 587 498 57,504 55,368 51,709 49,919 53,005 591 599 542 499 577 4,072,606 4,076,794 4,079,998 4,094,365 4,093,501 38,122 37,745 37,151 36,900 36,352 4,130,110 4,132,162 4,131,707 4,144,284 4,146,506 38,713 38,344 37,693 37,399 36,929 4,111 3,262 3,420 2,376 4,042 54 46 49 33 61 Total interest-earning assets $4,287,784 $4,299,271 $4,311,625 $4,319,012 $4,304,921 $40,214 $39,977 $39,411 $39,016 $38,481 $22,668 $14,467 $9,735 $9,837 $11,274 $(223) $(154) $(103) $(105) $(133) 102,845 111,070 122,779 125,332 117,588 (1,204) (1,249) (1,291) (1,292) (1,215) 125,513 125,537 132,514 135,169 128,862 (1,427) (1,403) (1,394) (1,397) (1,348) 4,045,538 4,063,137 4,068,546 4,080,854 4,075,734 (31,519) (31,390) (30,862) (30,618) (29,951) Total interest-bearing liabilities $4,171,051 $4,188,674 $4,201,060 $4,216,023 $4,204,596 $(32,946) $(32,793) $(32,256) $(32,015) $(31,299) $7,268 $7,184 $7,155 $7,001 $7,182 3.96% 4.44% 4.40% 4.30% 4.69% 4.14 4.47 4.44 4.40 4.86 3.39 3.20 3.03 2.88 2.76 4.11 4.33 4.19 4.00 4.35 3.74 3.70 3.64 3.60 3.55 3.75 3.71 3.65 3.61 3.56 5.25 5.64 5.73 5.56 6.04 Total interest-earning assets 3.75% 3.72% 3.66% 3.61% 3.58% 3.94% 4.26% 4.23% 4.27% 4.72% 4.68 4.50 4.21 4.12 4.13 4.55 4.47 4.21 4.13 4.18 3.12 3.09 3.03 3.00 2.94 Total interest-bearing liabilities 3.16% 3.13% 3.07% 3.04% 2.98% 0.68% 0.67% 0.66% 0.65% 0.67% (a) FANNIE MAE AVERAGE BALANCES OF ASSETS & LIABILITIES AND ANNUALIZED YIELDS ($ in millions, except rates) QUARTERLY DATA AVERAGE BALANCES Cash Investments in securities Securities purchased under agreements to resell Mortgage loans of Fannie Mae Mortgage loans: AVERAGE RATES EARNED / PAID Cash INTEREST-EARNING ASSETS: INTEREST INCOME / (EXPENSE) Investments in securities Securities purchased under agreements to resell Long-term funding debt Debt securities of consolidated trusts held by third parties Total debt of Fannie Mae Net interest income Mortgage loans of consolidated trusts Total mortgage loans(a) Advances to lenders Short-term funding debt INTEREST-BEARING LIABILITIES: INTEREST-EARNING ASSETS: Mortgage loans: Mortgage loans of Fannie Mae Total mortgage loans(a) Mortgage loans of consolidated trusts Advances to lenders Net interest yield / Net interest margin © 2026 Fannie Mae Average balance includes mortgage loans on nonaccrual status. Interest income includes loan fees, which primarily consist of yield maintenance revenue we recognized on the prepayment of multifamily mortgage loans and the amortization of upfront cash fees exchanged when we acquire the mortgage loan. For most components of the average balances, we use a daily weighted average of unpaid principal balance net of unamortized cost basis adjustments. When daily average balance information is not available, such as for mortgage loans, we use monthly averages. INTEREST-BEARING LIABILITIES: Short-term funding debt Long-term funding debt Debt securities of consolidated trusts held by third parties Total debt of Fannie Mae 4

FANNIE MAE
CREDIT-RELATED INFORMATION
($ in millions, except ratio data)

	QUARTERLY DATA						
						Q4 2025 Variance vs.	
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2025	Q4 2024
ALLOWANCE FOR CREDIT LOSSES[a]							
Single-family allowance for credit losses:							
Beginning balance	$(6,064)	$(5,985)	$(5,356)	$(5,487)	$(5,246)	$(79)	$(818)
(Provision) benefit for credit losses	(293)	(269)	(737)	(24)	(396)	(24)	103
Write-offs	142	241	166	191	233	(99)	(91)
Recoveries	(57)	(51)	(58)	(36)	(78)	(6)	21
Ending balance	**$(6,272)**	**$(6,064)**	**$(5,985)**	**$(5,356)**	**$(5,487)**	**$(208)**	**$(785)**
Multifamily allowance for credit losses:							
Beginning balance	$(2,413)	$(2,486)	$(2,366)	$(2,399)	$(2,579)	$73	$166
(Provision) benefit for credit losses	(5)	(69)	(209)	0	75	64	(80)
Write-offs	120	167	122	61	110	(47)	10
Recoveries	(22)	(25)	(33)	(28)	(5)	3	(17)
Ending balance	**$(2,320)**	**$(2,413)**	**$(2,486)**	**$(2,366)**	**$(2,399)**	**$93**	**$79**
Total allowance for credit losses:							
Beginning balance	$(8,477)	$(8,471)	$(7,722)	$(7,886)	$(7,825)	$(6)	$(652)
(Provision) benefit for credit losses	(298)	(338)	(946)	(24)	(321)	40	23
Write-offs	262	408	288	252	343	(146)	(81)
Recoveries	(79)	(76)	(91)	(64)	(83)	(3)	4
Ending balance	**$(8,592)**	**$(8,477)**	**$(8,471)**	**$(7,722)**	**$(7,886)**	**$(115)**	**$(706)**
COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES							
Allowance for loan losses	$(8,364)	$(8,246)	$(8,247)	$(7,532)	$(7,707)	$(118)	$(657)
Other[b]	(228)	(231)	(224)	(190)	(179)	3	(49)
Allowance for Credit Losses	**$(8,592)**	**$(8,477)**	**$(8,471)**	**$(7,722)**	**$(7,886)**	**$(115)**	**$(706)**
CREDIT LOSS RESERVES / GUARANTY BOOK[c]							
Single-Family	0.17 %	0.16 %	0.16 %	0.14 %	0.15 %		
Multifamily	0.43 %	0.46 %	0.49 %	0.47 %	0.48 %		
Total guaranty book	0.20 %	0.20 %	0.20 %	0.18 %	0.19 %		
NET CHARGE-OFF RATIOS[d]							
Single-Family	0.01 %	0.02 %	0.01 %	0.02 %	0.02 %		
Multifamily	0.07 %	0.11 %	0.07 %	0.03 %	0.09 %		
Total guaranty book	0.02 %	0.03 %	0.02 %	0.02 %	0.03 %		
NONPERFORMING LOANS[e]							
Single-Family	0.93 %	0.85 %	0.82 %	0.84 %	0.88 %		
Multifamily	0.74 %	0.68 %	0.61 %	0.63 %	0.57 %		
Total guaranty book	0.90 %	0.83 %	0.79 %	0.81 %	0.84 %		

(a) The company's allowance for credit losses consists of allowance for loan losses, allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves and credit reserves on our available-for-sale ("AFS") debt securities. Pre-foreclosure costs represent advances for property taxes and insurance receivables.

(b) Consists of allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves, and credit reserves on our AFS debt securities.

(c) The company's single-family, multifamily or credit loss reserves as a percentage of the company's single-family conventional, multifamily or credit loss reserves. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(d) The net charge-off rate, which consists of allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(e) The nonperforming loan rate is based on the aggregate unpaid principal balance of single-family conventional, multifamily, or total loans delinquent 60 days or more as a percentage of the company's single-family conventional, multifamily or total guaranty books of business.

© 2026 Fannie Mae

5

Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2025 Q4 2024 $(3) $(7) $(11) $(15) $(18) $4 $15 (41) (44) (48) (52) (56) 3 15 (22) (25) (29) (33) (37) 3 15 (22) (25) (29) (33) (37) 3 15 1,411 1,372 1,312 1,333 1,364 39 47 (0.2)% (0.5)% (0.8)% (1.1)% (1.3)% 0.3% 1.1% (2.9)% (3.2)% (3.7)% (3.9)% (4.1)% 0.3% 1.2% (1.6)% (1.8)% (2.2)% (2.5)% (2.7)% 0.2% 1.1% (1.6)% (1.8)% (2.2)% (2.5)% (2.7)% 0.2% 1.1% $(12) $(15) $(19) $(23) $(26) $3 $14 (22) (25) (29) (33) (37) 3 15 4,423 4,443 4,446 4,462 4,460 (20) (37) (0.3)% (0.3)% (0.4)% (0.5)% (0.6)% 0.0% 0.3% (0.5)% (0.6)% (0.7)% (0.7)% (0.8)% 0.1% 0.3% $(44,481) $(48,457) $(52,107) $(55,854) $(60,404) $3,976 $15,923 3,527 3,859 3,317 3,661 4,130 (332) (603) 0 (10) 7 (6) (3) 10 3 (172) (127) (326) (92) (423) (45) 251 3,699 3,976 3,650 3,747 4,550 (277) (851) Standardized CET1 capital, ending balance $(40,782) $(44,481) $(48,457) $(52,107) $(55,854) $3,699 $15,072 (a) (b) (c) REGULATORY CAPITAL FANNIE MAE ($ in billions, except ratio data) AVAILABLE CAPITAL (DEFICIT)(a)(b) Q4 2025 Variance vs. QUARTERLY DATA Standardized Risk-based capital metrics Total capital (statutory) CET1 capital Adjusted total capital Tier 1 capital Total capital (statutory) ratio Risk-weighted assets CET1 capital ratio Tier 1 capital ratio Adjusted total capital ratio Core capital (statutory) Leverage-based capital metrics Tier 1 capital Adjusted total assets Tier 1 capital ratio Core capital (statutory) ratio CET1 CAPITAL ROLLFORWARD ($ in millions) Standardized CET1 capital beginning balance Net income Less: Changes in deferred tax assets(c) Changes in accumulated other comprehensive income (loss), net of taxes © 2026 Fannie Mae Negative capital amounts and ratios indicate capital deficits. Represents changes in deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 capital and other regulatory adjustments. Ratios are calculated as a percentage of risk-weighted assets for risk-based capital metrics and as a percentage of adjusted total assets for leverage capital metrics. Changes in standardized CET1 capital 6

Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2025 Q4 2024 $6,043 $5,992 $5,992 $5,866 $6,029 $51 $14 43 104 69 65 91 (61) (48) 6,086 6,096 6,061 5,931 6,120 (10) (34) (273) (22) 197 82 815 (251) (1,088) (14) 127 (20) 1 (9) (141) (5) (287) 105 177 83 806 (392) (1,093) (293) (269) (737) (24) (396) (24) 103 (750) (669) (687) (812) (776) (81) 26 (921) (929) (918) (920) (934) 8 13 (288) (330) (318) (407) (327) 42 39 (173) (129) (131) (173) (168) (44) (5) (2,132) (2,057) (2,054) (2,312) (2,205) (75) 73 3,374 3,875 3,447 3,678 4,325 (501) (951) (697) (790) (711) (760) (871) 93 174 $2,677 $3,085 $2,736 $2,918 $3,454 $(408) $(777) $3,577 $3,588 $3,597 $3,610 $3,622 48.7 48.5 48.3 48.1 47.9 $859 $873 $874 $862 $850 418 431 458 421 419 28 29 30 31 45 37% 37% 39% 37% 36% 0.58% 0.54% 0.53% 0.56% 0.56% 5 4 5 5 6 $2.5 $2.3 $2.7 $3.6 $2.7 3.1 3.2 3.5 2.7 2.3 0.2 0.2 0.3 0.2 0.2 $5.8 $5.7 $6.5 $6.5 $5.2 23.3 23.4 25.8 27.0 22.2 (a) (b) (c) (d) (e) (f) (g) (h) (i) SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA FANNIE MAE Net interest income SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions) Q4 2025 Variance vs. QUARTERLY DATA Net revenues Fee and other income Fair value gains (losses), net Non-interest expense (Provision) benefit for credit losses Investment gains (losses), net(a) Other gains (losses), net Legislative assessments Administrative expenses Credit enhancement expense Other income (expense), net(a) Income before federal income taxes Total non-interest expense Net Income Provision for federal income taxes SELECTED SINGLE-FAMILY HIGHLIGHTS Average Charged Guaranty Fee on Conventional Book of Business, net of TCCA fees (bps)(c) Average Conventional Guaranty Book of Business ($ in billions)(b) SINGLE-FAMILY CREDIT RISK TRANSFER ($ in billions) UPB outstanding of single-family loans in a Connecticut Avenue Securities® transaction(d) UPB outstanding of single-family loans in a CIRTTM transaction(e) Percentage of single-family conventional guaranty book of business covered by a CRT transaction(f) UPB outstanding of single-family loans in other CRT transactions Includes mortgage pool insurance transactions. Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. Beginning in the fourth quarter of 2025, we changed the presentation of debt extinguishment gains and losses from "Other income (expense), net" to "Investment gains (losses), net." Prior periods have been recast to conform with the current period presentation. Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. SINGLE-FAMILY PROBLEM LOAN STATISTICS Serious delinquency rate(g) REO Ending Inventory (number of properties, in thousands) Payment Deferrals Single-Family Loan Workouts ($ in billions)(h): Other(i) Modifications Total Loan Workouts Number of Loan Workouts (in thousands) © 2026 Fannie Mae Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. Excludes loans in an active forbearance arrangement, trial modifications, and repayment plans that have been initiated but not completed. 7

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITIONS
($ in billions)

SELECTED SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITION DATA[a]	QUARTERLY DATA					Q4 2025 Variance vs.	
	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2025	Q4 2024
Conventional Loan Acquisition by Purpose:							
Purchase	$60	$72	$64	$50	$62	$(12)	$(2)
Refinance	37	18	20	14	23	19	14
Total Conventional Loan Acquisitions	**$97**	**$90**	**$84**	**$64**	**$85**	**$7**	**$12**
Conventional Loan Credit Characteristics (by acquisition period):							
Weighted Average Original Loan-to-Value ("LTV") Ratio	76 %	77 %	77 %	77 %	76 %		
Original LTV Ratio >95%	6 %	7 %	6 %	6 %	6 %		
Weighted-Average FICO Credit Score[b]	759	756	757	757	758		
FICO Credit Score <680[b]	6 %	7 %	7 %	6 %	5 %		
Debt-to-Income ("DTI") Ratio >43%[c]	34 %	38 %	37 %	38 %	35 %		
Fixed-rate	96 %	98 %	98 %	99 %	100 %		
Primary Residence	95 %	95 %	94 %	94 %	94 %		
HomeReady[d]	4 %	7 %	6 %	6 %	6 %		

ACQUISITION BY LOAN PURPOSE	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Purchase	62 %	80 %	76 %	78 %	74 %
Cash-out refinance	10 %	10 %	12 %	12 %	10 %
Other refinance	28 %	10 %	12 %	10 %	16 %

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(c) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

(d) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "Original LTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%.

© 2026 Fannie Mae

8

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

As of December 31, 2025

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[(a)(b)]	BY ORIGINATION YEAR							
	2025	2024	2023	2022	2020 - 2021	2019 - 2009	2008 & Earlier	Overall Book / Total
Total UPB ($ in billions)	$290.6	$270.5	$223.6	$415.2	$1,657.5	$663.6	$48.3	$3,569.3
Average UPB	$332,210	$313,173	$297,045	$277,663	$235,844	$126,175	$71,615	$210,595
Share of SF Conventional Guaranty Book	8 %	8 %	6 %	12 %	46 %	19 %	1 %	100 %
Share of Loans with Credit Enhancement[(c)]	38 %	71 %	78 %	65 %	41 %	35 %	8 %	47 %
Serious Delinquency Rate (by loan count)[(d)]	0.12 %	0.50 %	0.82 %	0.98 %	0.39 %	0.62 %	1.71 %	0.58 %
Share of Seriously Delinquent Loan Population[(e)]	1 %	5 %	6 %	15 %	28 %	33 %	12 %	100 %
Weighted-Average OLTV Ratio	77 %	78 %	79 %	76 %	70 %	75 %	75 %	74 %
OLTV Ratio >95%	6 %	8 %	7 %	6 %	3 %	8 %	9 %	5 %
Weighted-Average Mark-to-Market LTV Ratio[(f)]	76 %	74 %	71 %	64 %	46 %	31 %	27 %	51 %
Weighted-Average FICO Credit Score[(g)]	756	757	755	747	758	746	694	753
FICO Credit Score <680[(g)]	7 %	5 %	5 %	8 %	5 %	11 %	39 %	7 %
Weighted-Average Borrower Interest Rate	6.5 %	6.6 %	6.6 %	4.7 %	3.0 %	4.1 %	5.5 %	4.2 %

Single-Family Conventional Guaranty Book of Business Credit Characteristics	Q4 2025	2024	2023	2022	2021
Single-Family Weighted-Average Mark-to-Market Loan-to-Value Ratio	51 %	50 %	51 %	52 %	54 %
Weighted-Average FICO Credit Score[(g)]	753	753	753	752	753

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(c) Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(d) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(e) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(f) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(g) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

© 2026 Fannie Mae

9

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

Fannie Mae

As of December 31, 2025

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[(a)]	BY LOAN FEATURE			
	OLTV Ratio > 95%	Home Ready[(g)]	FICO Credit Score < 680[(f)]	DTI Ratio > 43%[(h)]
Total UPB ($ in billions)	$187.0	$134.9	$259.6	$968.1
Average UPB	$186,118	$184,056	$162,391	$239,710
Share of SF Conventional Guaranty Book	5 %	4 %	7 %	27 %
Share of Loans with Credit Enhancement[(b)]	86 %	77 %	41 %	53 %
Serious Delinquency Rate (by loan count)[(c)]	1.30 %	1.09 %	2.06 %	0.88 %
Share of Seriously Delinquent Loan Population[(d)]	13 %	8 %	34 %	36 %
Weighted-Average OLTV Ratio	100 %	86 %	74 %	76 %
OLTV Ratio >95%	100 %	31 %	6 %	6 %
Weighted-Average Mark-to-Market LTV Ratio[(e)]	69 %	66 %	48 %	56 %
Weighted-Average FICO Credit Score[(f)]	740	745	653	744
FICO Credit Score <680[(f)]	8 %	8 %	100 %	9 %
Weighted-Average Borrower Interest Rate	4.8 %	4.7 %	4.6 %	4.6 %

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(c) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(d) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(e) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(f) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(g) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%.

(h) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

© 2026 Fannie Mae

10

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

Fannie Mae

	QUARTERLY DATA					Q4 2025 Variance vs.	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	**Q4 2025**	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2025**	**Q4 2024**
Net interest income	$1,225	$1,192	$1,163	$1,135	$1,153	$33	$72
Fee and other income	20	19	17	19	24	1	(4)
Net revenues	**1,245**	**1,211**	**1,180**	**1,154**	**1,177**	**34**	**68**
Fair value gains (losses), net	16	35	14	41	27	(19)	(11)
Investment gains (losses), net[a]	19	(7)	1	(2)	(20)	26	39
Other gains (losses), net	**35**	**28**	**15**	**39**	**7**	**7**	**28**
(Provision) benefit for credit losses	(5)	(69)	(209)	0	75	64	(80)
Non-interest expense							
Administrative expenses	(171)	(150)	(160)	(180)	(171)	(21)	0
Legislative assessments	(15)	(14)	(21)	(11)	(15)	(1)	0
Credit enhancement expense	(80)	(79)	(82)	(72)	(79)	(1)	(1)
Other income (expense), net[a]	27	33	(16)	(24)	(140)	(6)	167
Total non-interest expense	**(239)**	**(210)**	**(279)**	**(287)**	**(405)**	**(29)**	**166**
Income before federal income taxes	1,036	960	707	906	854	76	182
Provision for federal income taxes	(186)	(186)	(126)	(163)	(178)	0	(8)
Net income	**$850**	**$774**	**$581**	**$743**	**$676**	**$76**	**$174**
SELECTED MULTIFAMILY GUARANTY BOOK OF BUSINESS DATA ($ in billions)							
New business volume	$25.8	$18.7	$17.4	$11.8	$22.5	$7.1	$3.3
UPB outstanding of guaranty book of business[b]	534.7	521.3	510.8	504.5	499.7	13.4	35.0
Average charged guaranty fee (in bps) at period end	71.6	72.4	73.3	74.1	74.4	(0.8)	(2.8)
MULTIFAMILY CREDIT RISK TRANSFER ($ in millions)							
UPB outstanding of multifamily loans in a multifamily CIRT transaction	$105,740	$107,712	$109,381	$111,249	$101,181	$(1,972)	$4,559
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities transaction	67,040	67,929	69,114	55,894	56,142	(889)	10,898
Percentage of multifamily guaranty book in a multifamily CRT transaction	32 %	34 %	35 %	33 %	31 %	(2)%	1 %
MULTIFAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[c]	0.74 %	0.68 %	0.61 %	0.63 %	0.57 %		
Percent criticized[d]	6 %	6 %	6 %	6 %	7 %		
REO ending inventory (number of properties)	181	188	176	148	139		

(a) Beginning in the fourth quarter of 2025, we changed the presentation of debt extinguishment gains and losses from "Other income (expense), net" to "Investment gains (losses), net." Prior periods have been recast to conform with the current period presentation.

(b) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(c) For Multifamily, serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business as a percentage of loans in each category, based on unpaid principal balance.

(d) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2026 Fannie Mae

11

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY LOAN ACQUISITIONS

Categories are not mutually exclusive	BY ACQUISITION PERIOD				
SELECTED MULTIFAMILY LOAN ACQUISITION DATA[(a)]	**2025**	**2024**	**2023**	**2022**	**2021**
Total UPB ($ in billions)	$73.7	$55.1	$52.9	$69.2	$69.5
Weighted-Average OLTV Ratio	62 %	62 %	59 %	59 %	65 %
Loan Count	3,308	2,602	2,812	3,572	4,203
% Lender Recourse[(b)]	100 %	99 %	100 %	100 %	100 %
% DUS[(c)]	99 %	99 %	99 %	99 %	99 %
% Full Interest-Only	66 %	61 %	63 %	53 %	40 %
Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions	60 %	59 %	57 %	56 %	59 %
Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions	67 %	66 %	63 %	63 %	68 %
% Partial Interest-Only[(d)]	28 %	31 %	32 %	39 %	50 %
Original Loan-to-Value Ratio less than or equal to 70%	88 %	89 %	93 %	86 %	72 %
Original Loan-to-Value Ratio greater than 70% and less than or equal to 80%	11 %	11 %	6 %	14 %	27 %
Original Loan-to-Value Ratio greater than 80%	1 %	1 %	1 %	0 %	1 %
ACQUISITION BY NOTE TYPE					
Fixed	99 %	100 %	99 %	78 %	89 %
Variable-rate	1 %	0 %	1 %	22 %	11 %

TOP 10 METROPOLITAN STATISTICAL AREAS BY 2025 ACQUISITION UPB ($ in billions)	**2025**
New York	$8.05
Los Angeles	3.38
Washington, D.C.	2.57
Dallas	2.47
Chicago	2.15
Seattle	2.12
Phoenix	1.99
Boston	1.93
Miami	1.74
Denver	1.72
Total Top 10 UPB	**$28.12**
Share of Acquisitions	38.2 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by unpaid principal balance.

(c) Under the Delegated Underwriting and Servicing ("DUS®") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. We delegate to these lenders the authority to underwrite and service multifamily loans on our behalf in accordance with our standards and requirements, and DUS lenders typically share a portion of the credit risk on our multifamily loans for the life of the loans.

(d) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

© 2026 Fannie Mae

12

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

As of December 31, 2025
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[a]	ACQUISITION YEAR							
	2025	2024	2023	2022	2021	2020 - 2017	2016 & Earlier	Overall Book
Total UPB ($ in billions)	$73.7	$54.9	$51.5	$63.1	$63.3	$193.8	$34.4	$534.7
% of Multifamily Guaranty Book	14 %	10 %	10 %	12 %	12 %	36 %	6 %	100 %
Loan Count	3,303	2,573	2,710	3,300	3,797	11,128	3,782	30,593
Average UPB ($ in millions)	$22	$21	$19	$19	$17	$17	$9	$17
Weighted-Average OLTV Ratio	62 %	62 %	59 %	59 %	64 %	65 %	67 %	63 %
Weighted-Average DSCR[b]	1.6	1.6	1.5	1.7	2.4	2.2	2.1	1.9
% with DSCR Below 1.0[b]	0 %	2 %	6 %	10 %	3 %	4 %	5 %	4 %
% Fixed Rate	99 %	100 %	99 %	83 %	94 %	96 %	85 %	95 %
% Full Interest-Only	66 %	62 %	64 %	55 %	41 %	38 %	24 %	48 %
% Partial Interest-Only[c]	28 %	31 %	31 %	38 %	50 %	51 %	49 %	42 %
% Small Balance Loans[d]	33 %	34 %	40 %	39 %	44 %	46 %	70 %	45 %
Serious Delinquency Rate[e]	0.00 %	0.52 %	1.36 %	1.73 %	0.66 %	0.61 %	0.88 %	0.74 %
% Criticized[f]	1 %	4 %	8 %	12 %	5 %	5 %	7 %	6 %

UPB BY MATURITY YEAR ($ in billions)[a]	As of December 31, 2025
2025	$22.7
2026	27.5
2027	52.1
2028	71.1
2029 - 2031	243.5
2032 - 2034	90.3
Other	27.5
Total	**$534.7**

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% of the company's multifamily guaranty book of business as of December 31, 2025, based on the unpaid principal balance of the loans.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2026 Fannie Mae

13

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

As of December 31, 2025
Categories are not mutually exclusive

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[(a)]	BY ASSET CLASS / TARGETED AFFORDABLE SEGMENT				
	Conventional / Co-op[(g)]	Seniors Housing[(g)]	Student Housing[(g)]	Manufactured Housing[(g)]	Affordable[(h)]
Total UPB ($ in billions)	$489.0	$11.5	$11.7	$22.5	$65.3
% of Multifamily Guaranty Book	91 %	2 %	2 %	5 %	12 %
Loan Count	27,736	401	427	2,029	4,139
Average UPB ($ in millions)	$17.6	$28.8	$27.5	$11.1	$15.8
Weighted-Average OLTV Ratio	63 %	64 %	65 %	60 %	67 %
Weighted-Average DSCR[(b)]	1.9	1.7	1.8	2.3	1.8
% with DSCR Below 1.0[(b)]	4 %	18 %	5 %	1 %	5 %
% Fixed Rate	95 %	78 %	87 %	95 %	91 %
% Full Interest-Only	49 %	19 %	36 %	44 %	31 %
% Partial Interest-Only[(c)]	41 %	63 %	59 %	44 %	45 %
% Small Balance Loans[(d)]	44 %	20 %	39 %	66 %	50 %
Serious Delinquency Rate[(e)]	0.74 %	1.28 %	1.79 %	0.07 %	0.37 %
% Criticized[(f)]	6 %	18 %	5 %	1 %	8 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

(g) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories.

(h) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

© 2026 Fannie Mae

14

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.0%* 0.1% 1.1% 0.3% 0.2% 0.2% 0.1% 0.1% 0.2% 0.1% 0.3% 0.2% 0.0%* 0.0%* 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 128 118 62 12 13 11 16 12 14 31 28 61 139 181 * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year. (a) SEGMENT RESULTS - MULTIFAMILY PROBLEM LOAN STATISTICS FANNIE MAE © 2026 Fannie Mae Cumulative net credit loss rate is the cumulative net credit losses through December 31, 2025 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Net credit losses include expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. Credit loss rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in 2023. Cumulative Total Credit Loss Rate, Net by Acquisition Year through December 2025(a) REO Ending Inventory (number of properties) 15